FOURTH AMENDMENT TO THE
                      MORRISON MANAGEMENT SPECIALISTS, INC.

                              SALARY DEFERRAL PLAN

     THIS FOURTH AMENDMENT is made as of this 29th day of June, 2000 by MORRISON MANAGEMENT SPECIALISTS, INC., a corporation duly organized and existing under the laws of the state of Georgia (the "Primary Sponsor").

                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, the Primary Sponsor maintains the Morrison Health Care, Inc. Salary Deferral Plan (the "Plan") under an indenture dated March 7, 1996; and

     WHEREAS, to reflect the change in the name of the Primary Sponsor to Morrison Management Specialists, Inc., the Primary Sponsor desires to change the name of the Plan to the "Morrison Management Specialists, Inc. Salary Deferral Plan."

         WHEREAS, the Primary Sponsor wishes to amend the Plan to reflect certain changes under the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997; and

         WHEREAS, the Primary Sponsor wishes to amend the Plan to reflect the preservation of certain protected benefits within the meaning of Section 411(d)(6) of the Internal Revenue Code resulting from the transfer of assets from the Charlotte-Mecklenburg Hospital Authority 401(k) Matched Savings Plan.

         NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1997, except as otherwise provided herein, as follows:

         1. Effective January 1, 2000, by deleting Section 1.1(c) in its entirety and by substituting therefor the following:

                  "(c) `Employee Deferred Account' which shall reflect a Member's interest in contributions made by a Plan Sponsor under Plan
         Section 3.1 and a Member's interest, if any, in his Deferred Income Account under the CHS Plan which has been transferred to the Plan in a trust-to-trust transfer."

         2. Effective January 1, 2000, by deleting Section 1.1(f) in its entirety and by substituting therefor the following:

                  "(f) `Rollover Account' which shall reflect a Member's interest in Rollover Amounts and a Member's interest, if any, in his Rollover Account under the CHS Plan which has been transferred to the Plan in a trust-to-trust transfer."

         3. Effective January 1, 2000, by adding the following new Section 1.1(l)A as follows:

                  "(l)A `Discretionary Profit Sharing Contribution Account' which shall reflect a Member's interest in discretionary profit sharing contributions made by a Plan Sponsor under Plan Section 3.4C and a Member's interest, if any, in his Employer Discretionary Contributions Account under the Charlotte-Mecklenburg Hospital Authority 401(k) Matched Savings Plan (the `CHS Plan') which has been transferred to the Plan in a trust-to-trust transfer."

         4. Effective January 1, 2000, by adding the following new Section 1.1(m) as follows:

                  "(m) `CHS Matching Employer Contributions Account' which shall
         reflect  a  Member's  interest,   if  any,  in  his  Matching  Employer
         Contributions Account, if any, under the CHS Plan which has been transferred to the Plan in a trust-to-trust transfer."

         5.       Effective January 1, 1998, by deleting existing  Plan  Section
1.5 in its entirety and by substituting the following:

                  "1.5 `Annual Compensation' means wages within the meaning of Code Section 3401(a) (for purposes of income tax withholding at the source) paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)), to the extent not in excess of the Annual Compensation Limit for all purposes under the Plan except for purposes of determining who are Highly Compensated Employees. Notwithstanding the above, Annual Compensation shall be determined as follows:

                    (a) (1) for purposes of determining, with respect to each Plan Sponsor, the amount of contributions made by or on behalf of an Employee under Plan Section 3 and allocations under Plan Section 4, and

                        (2) for   purposes  of   applying  the   provisions   of
                    Appendix A hereto for such Plan Years as the Secretary of the Treasury may allow, Annual Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Member; and

                    (b) for all  purposes  under the Plan,  Annual  Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Section 125, 402(g)(3), or 457 of the Code."

         6. Effective January 1, 2000, by adding the following new Section 1.9A as follows:

                  "1.9A `CHS Facility' means any facility or location, or successor thereto, previously operated by the Charlotte-Mecklenburg Hospital Authority."

         7. By deleting Section 1.19 in its entirety and by substituting therefor the following:

                  "1.19 `Eligible Employee' means any Employee of a Plan Sponsor other than an Employee who is (a) an Employee covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the bargaining agreement provides for participation in the Plan; or (b) a leased employee within the meaning of Code Section 414(n)(2), or deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o). Notwithstanding the foregoing, no person who is initially classified by a Plan Sponsor as an independent contractor for federal income tax purposes shall be regarded as an Eligible Employee for that period, regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Plan Sponsor for the period in question."

         8. Effective January 1, 2000, by deleting Section 1.21 in its entirety and by substituting therefore the following:

                  "1.21 `Eligible Rollover Distribution' means any distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any distribution contemplated by Code Section 401(k)(2)(B)(i)(IV)."

         9. By deleting existing Plan Section 1.31 in its entirety and substituting therefor the following:

                  "1.31 `Highly Compensated Employee' means, with respect to a Plan Year, each Employee who:

                           (a) was at any time during the Plan Year or the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

                           (b) received Annual Compensation in excess of $85,000
                  during the immediately preceding Plan Year ($80,000 for preceding Plan Years beginning on or before January 1, 1999), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury.

                           (c) is a former Employee who met the  requirements of
                  Subsection (a) or (b) at the time the former Employee separated from service with the Plan Sponsor or an Affiliate or at any time after the former Employee attained age 55."

         10. By deleting existing Plan Section 1.37(c) in its entirety and by substituting therefor the following: "[Reserved.]"

         11. Effective January 1, 2000, by deleting Section 1.44 in its entirety and by substituting the following:

                  "1.44 `Profit Sharing Plan' means the portion of the Plan pertaining to Discretionary Profit Sharing Contribution Accounts, Employee Deferred Accounts, Voluntary Contribution Accounts, Pre-Spinoff Matching Accounts, Diversification Accounts, CHS Matching Employer Contributions Accounts, and Rollover Accounts."

         12. Effective January 1, 2000, by adding the following new Section 3.4C as follows:

                  "3.4C Discretionary Profit Sharing Contributions. The Plan Sponsor proposes to make contributions to the Fund with respect to each Plan Year on behalf of each Member who is an Eligible Employee entitled to an allocation under Plan Section 4.1A in an amount determined by the Plan Sponsor."

         13. Effective January 1, 2000, by deleting Section 3.6 in its entirety and by substituting therefor the following:

                  "3.6 In no event will the sum of contributions under Plan Sections 3.1, 3.2, 3.4A, 3.4B, and 3.4C exceed the deductible limits under Code Section 404."

         14. Effective January 1, 2000, by adding the following new Section 4.1A as follows:

                  "4.1A Discretionary Profit Sharing Contributions. As soon as reasonably practicable following the date of receipt by the Trustee, Plan Sponsor contributions made pursuant to Section 3.4C shall be allocated to the Discretionary Profit Sharing Contribution Account of each Member who is employed by a Plan Sponsor on the last day of the Plan Year at a CHS Facility in the proportion that the Member's Compensation bears to the Annual Compensation of all Members entitled to an allocation under this Plan Section 4.1A."

         15. By deleting Sections 4.4(b) and (c) in their entirety and by substituting the following:

                  "(b) Any shares of Company Stock which are released from the Loan Suspense Account that are attributable (1) to Plan Sponsor contributions under Plan Section 3.3 and forfeitures; (2) to cash dividends paid on shares of Company Stock allocated to the Loan Suspense Account that are used to make a payment on an Acquisition Loan; and (3) to proceeds on the sale of shares of Company Stock held in the Loan Suspense Account that are used to make a payment on an Acquisition Loan shall be allocated to Company Matching Accounts in accordance with Plan Section 4.2(a). Proceeds on the sale of shares of Company Stock held in the Loan Suspense Account may be used to repay an Acquisition Loan if the transaction, based on all the surrounding facts and circumstances, satisfies the requirements of Treasury Regulations
         Section 54.4975-7(b)(3).

                  (c) To the extent the proceeds on the sale of Company Stock held in the Loan Suspense Account exceed the amount of the Acquisition Loan, such proceeds shall be treated as earnings and shall be allocated to each Member's Supplemental Matching Account in the proportion that the balance of the Member's Accounts under the ESOP as of the immediately preceding Valuation Date bears to the total value of all Members' Accounts under the ESOP as of the immediately preceding Valuation Date."

         16.      By deleting Section 4.4(e) in its entirety.

         17. Effective January 1, 2000, by adding the following new Section 6.3A as follows:

                  "6.3A Subject to the rules and conditions as the Plan Administrator may prescribe, by request, a Member who has attained the age of 59 1/2 may elect to withdrawal all or any portion of his vested Account."

         18. By deleting Section 6.4 in its entirety and by substituting therefor the following:

                  "6.4 Any distribution pursuant to this Plan Section, other than a distribution on account of a hardship, shall be made in a lump sum to the Member and shall be subject to the Eligible Rollover Distribution requirements set forth in Plan Section 11.2."

         19. Effective January 1, 2000, by deleting Section 8.4 in its entirety and by substituting therefor the following:

                  "8.4 Payment of the Member's Accrued Benefit shall be made as soon as administratively feasible after the Member terminates employment, but in no event later than, unless the Member otherwise elects, the 60th day after the latest of the close of the Plan Year in which the Member terminates his service with the Plan Sponsor; provided, however, if the Member's Accrued Benefit exceeds $5,000 it will not be distributed before the Member's `required beginning date,' within the meaning of Plan Section 11.3(c), without the Member's consent."

         20. Effective January 1, 2000, by deleting Section 9.3 in its entirety and by substituting therefor the following:

                  "9.3 Payment of the Member's Accrued Benefit shall be made as soon as administratively feasible after the Member terminates employment, but in no event later than, unless the Member otherwise elects, the 60th day after the latest of the close of the Plan Year in which the Member terminates his service with the Plan Sponsor; provided, however, if the Member's Accrued Benefit exceeds $5,000 it will not be distributed before the Member's `required beginning date,' within the meaning of Plan Section 11.3(c), without the Member's consent."

         21. Effective January 1, 2001, by deleting Section 11.3(c) in its entirety and by substituting therefor the following:

                  "(c) For purposes of this Section, the term `required beginning date' means April 1 of the calendar year following the later of the calendar year in which the Member attains age 70 1/2 or the calendar year in which the Member retires, except that in the case of a person described in Section l(b)(3) of Appendix C, the `required beginning date' shall be April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2. Notwithstanding the foregoing, with respect to a Member who attains age 70 1/2 prior to January 1, 2001, such Member may elect to receive minimum required distributions in accordance with Section 401(a)(9) as in effect prior to January 1, 1997, or, in the alternative, such Member may elect to defer distribution, in which event benefits will be paid in accordance with the remaining provisions of the Plan."

         22. By deleting the first sentence of Section 22.1 in its entirety and by substituting therefor the following:

         "Subject to the provisions of the Plan and the Trust, on and after the date the provisions of this Section are activated by express written action of the Plan Administrator, each Member who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from the Fund."

         23.      By adding a new final sentence to Section 22.1 as follows:

         "In addition, any loan made to a Member under the CHS Plan and transferred to the Plan shall be governed and administered by the Plan Administrator in accordance with the terms of the notes evidencing such loans and shall be subject to the terms of the Plan and the Trust."

         24. By deleting Section 22.7 in its entirety and by substituting therefor the following:

                  "22.7 Each loan, by its terms, shall be repaid within five (5) years; except that the Plan Administrator by uniform rule, may allow any loan which is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower, by its terms, to be repaid within a longer period of time."

         25. By deleting Appendix A in its entirety and by substituting the following:

                                   "APPENDIX A

                         SPECIAL NONDISCRIMINATION RULES

                                    SECTION 1

                  As used in this Appendix, the following words shall have the following meanings:

                           (a) `Eligible Member' means a Member who is an Employee during any particular Plan Year.

                           (b) `Highly Compensated Eligible Member' means any Eligible Member who is a Highly Compensated Employee.

                           (c) `Matching  Contribution'  means any  contribution
                  made by a Plan Sponsor to a Matching Account and any other contribution made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by an Employee or on account of an Elective Deferral.

                           (d) `Qualified Matching Contributions' means Matching
                  Contributions which are immediately nonforfeitable when made, and which would be nonforfeitable, regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Section 401(k)(2)(B) of the Code and the regulations thereunder.

                           (e) `Qualified Nonelective Contributions' means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals, which are nonforfeitable when made, and which would be nonforfeitable regardless of the age or service of the Employee or whether the Employee is employed on a certain date, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder.

                                    SECTION 2

                  In addition to any other limitations set forth in the Plan, for each Plan Year one of the following tests must be satisfied:

                           (a) the  actual  deferral  percentage  for the Highly
                  Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by 1.25; or

                           (b) the excess of the actual deferral  percentage for
                  the Highly Compensated Eligible Members for the Plan Year over that of all other Eligible Members for the preceding Plan Year must not be more than two (2) percentage points, and the actual deferral percentage for the Highly Compensated Eligible Members for the Plan Year must not be more than the actual deferral percentage of all other Eligible Members for the preceding Plan Year multiplied by two (2).

                  The `actual deferral percentage' for the Highly Compensated Eligible Members and all other Eligible Members for a Plan Year is the average in each group of the ratios, calculated separately for each Employee, of the Deferral Amounts contributed by the Plan Sponsor on behalf of an Employee for the Plan Year to the Annual Compensation of the Employee in the Plan Year. In addition, for purposes of calculating the `actual deferral percentage' as described above, Deferral Amounts of Employees who are not Highly Compensated Employees which are prohibited by Code Section 401(a)(30) shall not be taken into consideration.  Except to the  extent  limited by  Treasury  Regulation section 1.401(k)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made pursuant to the Plan may be treated as Deferral Amounts for purposes of determining the `actual deferral percentage.'

                                    SECTION 3

                  If the Deferral  Amounts  contributed  on behalf of any Highly
         Compensated Eligible Member exceeds the amount permitted under the `actual deferral percentage' test described in Section 2 of this Appendix A for any given Plan Year, then before the end of the Plan Year following the Plan Year for which the Excess Deferral Amount was contributed, (a) the portion of the Excess Deferral Amount for the Plan Year attributable to a Highly Compensated Member, as adjusted to reflect income, gain, or loss attributable to it through the date the end of the Plan Year for which the test is being performed and reduced by any excess Elective Deferrals as determined pursuant to Plan Section
         3.1 previously distributed to a Member for the Member's taxable year ending with or within the Plan Year, may be distributed to the Highly Compensated Eligible Member or (b) to the extent provided in regulations issued by the Secretary of the Treasury, the Plan Administrator may permit the Member to elect, within two and one-half months after the end of the Plan Year for which the Excess Deferral Amount was contributed, to treat the Excess Deferral Amount, unadjusted for earnings, gains, and losses, but as so reduced, as an amount distributed to the Member and then contributed as an after-tax contribution by the Member to the Plan (`recharacterized amounts'). The income allocable to such Excess Deferral Amount shall be determined in a similar manner as described in Section 4.3 of the Plan. The Excess Deferral Amount to be distributed or recharacterized shall be reduced by Deferral Amounts previously distributed or recharacterized for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed or recharacterized for the Plan Year beginning in such taxable year. For all other purposes under the Plan other than this Appendix A, recharacterized amounts shall continue to be treated as Deferral Amounts. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix A, pursuant to Treasury Regulations section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to this Section 3, and not Section 6 of Appendix A. The portion of the Matching Contribution on which such Excess Deferral Amount was based shall be forfeited upon the distribution or recharacterization, as the case may be, of such Excess Deferral Amount.

                           (a) For purposes of this Section 3, `Excess  Deferral
                  Amount' means, with respect to a Plan Year, the excess of:

                                    (1)     the  aggregate  amount  of  Deferral
                           Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Members for the Plan Year, over

                                    (2) the maximum  amount of Deferral  Amounts
                           permitted under Section 2 of this Appendix A for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Members in order of the actual deferral percentages beginning with the highest of such percentages.

                           (b) Distribution of the Excess Deferral Amount for any Plan Year shall be made to Highly Compensated Eligible Members on the basis of the dollar amount of Deferral Amounts attributable to each Highly Compensated Eligible Member. The Plan Sponsor shall determine the amount of Excess Deferral Amounts which shall be distributed to each Highly Compensated Eligible Member as follows.

                                    (1) The  Deferral  Amounts  allocated to the
                           Highly Compensated Eligible Member with the highest dollar amount of Deferral Amounts for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Member's remaining Deferral Amounts for the Plan Year to be equal to the dollar amount of the Deferral Amounts allocated to the Highly Compensated Eligible Member with the next highest dollar amount of Deferral Amounts for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Member with the highest dollar amount of Deferral Amounts, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Paragraph (1), equals the total Excess Deferral Amounts.

                                    (2) If the total  amount  distributed  under
                           Paragraph (1) of this Section 3(b) is less than the total Excess Deferral Amounts, the procedure in Paragraph (1) shall be successively repeated until the total dollar amount distributed is equal to the total Excess Deferral Amounts attributable to Highly Compensated Eligible Members.

                  If a distribution of the Excess Deferral Amounts attributable to the Highly Compensated Eligible Members is made in accordance with Paragraphs (1) and (2) of this Section, the limitations in Section 2 of this Appendix A shall be treated as being met regardless of whether the actual deferral percentage, if recalculated after such distributions, would have satisfied the requirements of Section 2.

                                    SECTION 4

                  The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix A and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Members can elect to have contributed pursuant to Plan Section 3.1. Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.

                                    SECTION 5

                  In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

                           (a) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed 125% of the contribution percentage for all other Eligible Members for the preceding Plan Year; or

                           (b) The contribution percentage for Highly Compensated Eligible Members for the Plan Year must not exceed the lesser of (1) 200% of the contribution percentage for all other Eligible Members for the preceding Plan Year, and (2) the contribution percentage for all other Eligible Members for the preceding Plan Year plus two (2) percentage points.

                  Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Member and Eligible Member shall not include any Member who is not eligible to receive a Matching
         Contribution under the provisions of the Plan, other than as a result of the Member failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Member's behalf. Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the test contained in
         Section 2 of this Appendix A, they shall not be taken into account under this Section 5. In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the test contained in Section 2(b) of this Appendix A and the test contained in
         Section 5(b) of this Appendix A. The `contribution percentage' for Highly Compensated Eligible Members and for all other Eligible Members for a Plan Year shall be the average of the ratios, calculated separately for each Member, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix A or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Members who are not Key Employees pursuant to Section 1 of Appendix C to the
         Plan) and nondeductible employee contributions made under the Plan for the Eligible Member for the Plan Year, and where (B) is the Annual Compensation of the Eligible Member for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the `contribution percentage,' provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix A.

                                    SECTION 6

                  If either (a) the Matching Contributions and, if taken into account under Section 5 of this Appendix A, the Deferral Amounts, Qualified Nonelective Contributions and/or Qualified Matching Contributions made on behalf of Highly Compensated Eligible Members, or
         (b) the nondeductible employee contributions made by Highly Compensated Eligible Members exceed the amount permitted under the `contribution percentage test' for any given Plan Year, then, before the close of the Plan Year following the Plan Year for which the Excess Aggregate Contributions were made, the amount of the Excess Aggregate Contributions attributable to the Plan for the Plan Year under either Section (6)(a)(1) or (2), or both, as adjusted to reflect any income, gain or loss attributable to such contributions through the date the Excess Aggregate Contributions are distributed shall be distributed or, if the Excess Aggregate Contributions are forfeitable, forfeited. The income allocable to such contributions shall be determined in a similar manner as described in Section 4.3 of the Plan. As to any Highly Compensated Employee, any distribution or forfeiture of his allocable portion of the Excess Aggregate Contributions for a Plan Year shall first be attributed to any nondeductible employee contributions made by the Member during the Plan Year for which no corresponding Plan Sponsor contribution is made and then to any remaining nondeductible employee contributions made by the Member during the Plan Year and any Matching Contributions thereon. As between the Plan and any other plan or plans maintained by the Plan Sponsor in which Excess Aggregate Contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contribution made to each plan during the Plan Year. The payment of the Excess Aggregate Contributions shall be made without regard to any other provision in the Plan. In the event the multiple use of limitations contained in Sections 2(b) and 5(b) of this Appendix A, pursuant to Treasury Regulation section 1.401(m)-2 as promulgated by the Secretary of the Treasury, requires a corrective distribution, such distribution shall be made pursuant to Section 3 of Appendix A, and not this Section 6.

                  For purposes of this Section 6, with respect to any Plan Year, `Excess Aggregate Contributions' means the excess of:

                           (a) the aggregate amount of the Matching Contributions and nondeductible employee contributions (and any Qualified Nonelective Contributions or Qualified Matching Contributions) and, it taken into account under Section 5 of this Appendix A, the Deferral Amounts actually made on behalf of Highly Compensated Eligible Members for the Plan Year, over

                           (b) the  maximum  amount of  contributions  permitted
                  under the limitations of Section 5 of this Appendix A, determined by reducing contributions made on behalf of Highly Compensated Eligible Members in order of their contribution percentages beginning with the highest of such percentages.

                           The  determination  of the amount of Excess Aggregate
                  Contributions under this Section 6 shall be made after (1) first determining the excess Elective Deferrals under Section 3.1(b) of the Plan and (2) then determining the Excess Deferral Amounts under Section 3 of this Appendix A.

                           (c) Distribution or forfeiture of nondeductible employee contributions or Matching Contributions in the amount of the Excess Aggregate Contributions for any Plan Year shall be made with respect to Highly Compensated Eligible Members on the basis of the dollar amount of the Excess Aggregate Contributions attributable to each Highly Compensated Eligible Member. Forfeitures of Excess Aggregate Contributions may not be allocated to Members whose contributions are reduced under this Section 6. The Plan Sponsor shall determine the amount of Excess Aggregate Contributions which shall be distributed to each Highly Compensated Eligible Member as follows.

                                    (1)   The   Matching    Contributions    and
                           nondeductible contributions allocated to the Highly Compensated Eligible Member with the highest dollar amount of such contributions for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Member's remaining Matching Contributions and nondeductible contributions for the Plan Year to be equal to the dollar amount of such contributions allocated to the Highly Compensated Eligible Member with the next highest dollar amount of Matching contributions and nondeductible contributions for the Plan Year. This amount is then distributed to the Highly Compensated Eligible Member with the highest dollar amount of Matching Contributions and nondeductible contributions, unless a smaller reduction, when added to the total dollar amount already distributed pursuant to this Subsection (1), equals the total Excess Aggregate Contributions.

                                    (2) If the total  amount  distributed  under
                           Paragraph (1) is less than the total Excess Aggregate Contributions, the procedure in Paragraph (1) shall be repeated until the total dollar amount of Matching Contributions and nondeductible contributions distributed is equal to the total Excess Aggregate Contributions attributable to Highly Compensated Eligible Members.

                  If a distribution of the total Excess Aggregate Contributions is made in accordance with Paragraphs (1) and (2) of this Section 6(c), the limitations in Section 5 of this Appendix A shall be treated as being met regardless of whether the actual contribution percentage, if recalculated after such distributions, would have satisfied the requirements of Section 5.

                                    SECTION 7

                  Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Member is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Member to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the `actual deferral percentage' and `contribution percentage' under the Plan; provided, however, contributions that are made under an `employee stock ownership plan' (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

                  Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the `contribution percentage' and `actual deferral percentage' under the Plan; provided, however, contributions that are made under an `employee stock ownership plan' (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

                                    SECTION 8

                  Effective January 1, 1999, notwithstanding any other provision in this Appendix A to the contrary, to the extent otherwise applicable, the limitations expressed in this Appendix A shall not apply with respect to those Plan Years in which the Plan satisfies the requirements of Code Sections 401(k)(11) and/or 401(k)(12)."

         26. By deleting, effective January 1, 1999, the word "preceding" from Section 2(a) and (b) and Section 5(a) and
(b) of Appendix A.

         27. By deleting the existing first sentence of Section 3 of Appendix B and substituting therefor the following:

                  "Prior  to  January  1,  2000,  in the  event  a Plan  Sponsor maintains a defined benefit plan under which a Member also participates, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year for any Member may not exceed 1.0."

         Except as specifically amended hereby, the Plan shall remain in full force and effect as it was prior to this Fourth Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the day and year first above written.

                                       MORRISON MANAGEMENT SPECIALISTS, INC.


                                        By:    /s/Glenn A. Davenport
                                               Glenn A. Davenport

                                        Title: President, Chief Executive
                                               Officer and Chairman of the Board



ATTEST:/s/John E. Fountain
       John E. Fountain

Title: Vice President, General Counsel and Secretary

   [CORPORATE SEAL]